UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 15, 2025, PricewaterhouseCoopers LLP (“PwC”) notified Spire Global, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm for the year-end audit for the fiscal year ending December 31, 2025. The resignation will be effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Quarterly Report”) with the Securities and Exchange Commissions (the “SEC”). The Company will file an amendment to this Current Report on Form 8-K no later than four business days of filing the Quarterly Report with the specific date of termination and an update to the disclosures required by Item 304(a) of Regulation S-K through that date.

The audit reports of PwC on the Company’s consolidated financial statements for the Company’s fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that each such report contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through the date of this Current Report on Form 8-K, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with PwC’s reports on the Company’s financial statements.

During the Company’s fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through the date of this Current Report on Form 8-K, the only “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) were PwC’s communication to the Company of the material weakness in disclosure controls and procedures disclosed in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2024 (the “2024 Form 10-K/A”), and the material weaknesses in internal control over financial reporting disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023 (the “2023 Form 10-K/A”), and the 2024 Form 10-K/A. Descriptions of the foregoing material weaknesses under the headings (i) “Management's Report on Internal Control over Financial Reporting” in Part II, Item 9A. “Controls and Procedures” in the 2023 Form 10-K/A and the 2024 Form 10-K/A, (ii) “Evaluation of Disclosure Controls and Procedures” in Part II, Item 9A. “Controls and Procedures” in the 2024 Form 10-K/A, and (iii) “Material Weaknesses in Internal Control over Financial Reporting” in Part II, Item 9A. “Controls and Procedures” in the 2023 Form 10-K are incorporated herein by reference.

The Audit Committee is in the process of conducting a request for proposal process to identify an independent registered public accounting firm to replace PwC. The Audit Committee discussed with PwC the reportable events described above, and the Company has authorized PwC to respond fully to the inquiries of the Company’s successor independent registered public accounting firm concerning these reportable events.

The Company has provided PwC with a copy of the disclosures made in this Current Report on Form 8-K prior to its filing with the SEC and requested that PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the statements made herein. A copy of PwC’s letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

Because of additional accounting activities required to finalize the Company’s condensed consolidated financial statements as of and for the three and six months ended June 30, 2025, including as a result of the closing of the sale of the Company’s maritime business to Kpler Holding SA, the Company does not currently expect to be able to file the Quarterly Report on or before the deadline for such filing or within the extension period of five calendar days permitted under Rule 12b-25 of the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding Forward-Looking Statements

This filing contains forward-looking statements, including information about the Company’s planned search for a new independent registered public accounting firm and the anticipated delay in filing the Quarterly Report, within the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of the Company to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are included in documents the Company files with the SEC, including but not limited to, the 2024 Form 10-K/A, as well as subsequent reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this filing are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company expressly disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated July 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	July 21, 2025	By:	/s/ Theresa Condor
		Name: Title:	Theresa Condor President and Chief Executive Officer